                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):October 15, 1997




                        Sunburst Hospitality Corporation
                        --------------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)




   Delaware                                                 52-1985619
---------------                                            ------------
(State or Other                                           (IRS Employer
Jurisdiction of                                           Identification No.)
Incorporation)



                               10770 Columbia Pike
                          Silver Spring, Maryland 20901
                       -----------------------------------
                              (Address of Principal
                               Executive Offices)


                                 (301) 979-5000
                            -------------------------
                             (Registrant's telephone
                          number, including area code)

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

       (c)  Exhibits
            --------

            99.1 Subordinated Note due October 15, 2002, by Sunburst Hospitality Corporation.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Sunburst Hospitality Corporation



                                        By:    /s/ James A. MacCutcheon
                                           -------------------------------------
                                               James A. MacCutcheon
                                               Executive Vice President
                                               Chief Financial Officer
                                               and Treasurer


Date:  December 16, 1997

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